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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


          We consent to the incorporation by reference in Registration Statement No. 33-3776 of Bio-logic Systems Corp. on Form S-8 of our report, dated April 23, 1999, appearing in this Annual Report on Form 10K-SB of Bio-logic Systems Corp. for the year ended February 28, 1999.

                                            GRANT THORNTON LLP



May 28, 1999